SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 29, 2000

                                  MERILUS, INC.
             (Exact name of registrant as specified in its charter)


    NEVADA                         000-28427                      87-0635270
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



       #307, 46165 Yale Road, Chilliwack, British Columbia, Canada V2R 3C7
          (Address of principal executive offices, including zip code)

                                 (604) 792-0100
              (Registrant's telephone number, including area code)

The undersigned registrant hereby amends its current report on Form 8-K/A dated March 21, 2001 in order to reflect the change of address of its principal executive offices to #307, 46165 Yale Road, Chilliwack, British Columbia, Canada V2R 3C7. All other information included in the 8-K/A filed on March 21, 2001 remains unchanged.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 23, 2001


                                            MERILUS, INC.

                                            By:
                                            /s/ Dana Epp
                                            ---------------------
                                            Dana Epp, President